                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): September 14, 1998



                           Ibis Technology Corporation
             (Exact name of registrant as specified in its charter)



Massachusetts                   0-23150                  04-2987600
(State or other             (Commission              (IRS Employer
jurisdiction of             File Number)            Identification No.)
incorporation)


32 Cherry Hill Drive, Danvers, Massachusetts          01923
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (978) 777-4247

Item 5.   Other Events.

          On September 14, 1998, the Registrant publicly disseminated a press release announcing that it has developed a new silicon-on-insulator wafer manufacturing process which doubles the throughput of the Ibis 1000 oxygen implanter compared to the standard SIMOX-SOI material presently being used by integrated circuit manufacturers. The wafer process is a new version of the Registrant's proprietary Advantox product line, and is applicable to state-of-the-art advanced logic circuits used in high performance computers as well as low power portable devices. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


Item 7.  Financial Statements and Exhibits.

(c)     Exhibit.

        99.1         The Registrant's Press Release dated September 14, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               IBIS TECHNOLOGY CORPORATION
                               (Registrant)



Date: September 21, 1998             /s/ Debra L. Nelson
                                     -------------------
                                      Debra L. Nelson, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit                                                              Sequential
Number          Description                                          Page Number

99.1            The Registrant's Press Release                       5
                dated September 14, 1998
